UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2009

FIRSTPLUS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-13753	75-2561085
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

3965 Phelan Boulevard Beaumont, Texas 77707 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (409) 363-0695

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01. Other Events.

A Form 8-K purportedly filed on behalf of FirstPlus Financial Group, Inc. (the “Company”) on February 9, 2009 was filed without the Company’s knowledge and was not an authorized filing on behalf of the Company. The Company cautions that statements in the unauthorized Form 8-K filing should not be relied upon in any manner whatsoever.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTPLUS FINANCIAL GROUP, INC.

Date: February 12, 2009	By:	/s/Gary D. Alexander
Name: Gary D. Alexander
Title: Acting Chief Financial Officer